SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): February 8, 2000


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)


Maryland                             001-13937              13-397-8906
(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)      Identification No.)


345 Park Avenue, New York, NY                           10154
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 409-3333


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.     OTHER EVENTS.

                 On February 9, 2000, Anthracite Capital, Inc. (the "Company") and CORE Cap, Inc. ("CORE Cap") announced that they had entered into a merger agreement (the "Merger Agreement"). The press release relating to the Merger Agreement and the Merger Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

(c)   Exhibits.

      99.1  Press Release issued by the Company, dated February 9, 2000.

      99.2 Agreement and Plan of Merger, dated as of February 8, 2000, by and among Anthracite Capital, Inc., Anthracite Acquisition Corp. and CORE Cap, Inc.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANTHRACITE CAPITAL, INC.


                                    By:   /s/ Richard M. Shea
                                          ---------------------------
                                    Name:  Richard M. Shea
                                    Title: Chief Operating Officer and

Chief Financial Officer

Dated:  February 15, 2000



                               EXHIBIT INDEX


    Designation                         Description

      99.1  Press Release issued by the Company, dated February 9, 2000.

      99.2 Agreement and Plan of Merger, dated as of February 8, 2000, by and among Anthracite Capital, Inc., Anthracite Acquisition Corp. and CORE Cap, Inc.